                          LANDMARK SYSTEMS CORPORATION

                                3,200,000 Shares
                                  Common Stock

                               ($0.01 par value)

                             UNDERWRITING AGREEMENT

                               November __, 1997

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
         As Representatives of the
         several underwriters,
         c/o     Unterberg Harris
                 10 East 50th Street, 22nd Floor
                 New York, New York  10022

Dear Sirs:

         Landmark Systems Corporation, a Virginia corporation (the "Company"), and the persons named on Schedule II hereto (the "Selling Shareholders") propose to sell an aggregate of 3,200,000 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), to the underwriters named on
Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, of which 2,000,000 shares are to be issued and sold by the Company, and 1,200,000 shares are to be sold by the Selling Shareholders. The 2,000,000 shares of Common Stock to be issued and sold by the Company are hereinafter called the "Company Shares." The 1,200,000 shares of Common Stock to be sold by the Selling Shareholders are hereinafter called the "Shareholder Shares." The Company Shares and Shareholder Shares are hereinafter called the "Firm Shares." The Selling Shareholders have also granted to the Underwriters an option to purchase up to 480,000 additional shares of Common Stock (the "Option Shares;" the Option Shares, together with the Firm Shares, being hereinafter called the "Shares").

         1. Registration Statement and Prospectus. The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (Registration No. 333-35629), including a preliminary prospectus, for the registration of the Shares under the Securities Act of 1933, as amended (the "Act"), has filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date of this Underwriting Agreement (the "Agreement"), and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The term "preliminary prospectus" as used herein means a preliminary prospectus as contemplated by Rule 430 or Rule 430A of the rules and regulations of the Commission under the Act (the "Rules and Regulations") included at any time as part of the registration

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
   As Representatives of the
   several underwriters
November __, 1997
Page 2



statement. Copies of such registration statement and amendments and of each related preliminary prospectus have been delivered to the Representatives. If such registration statement has not become effective, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission. If such registration statement has become effective, a final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Rules and Regulations will be filed promptly by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations. The term "Registration Statement" means the registration statement as amended on the date it becomes or became effective (the "Effective Date"), including financial statements and all exhibits and any information deemed to be included by Rule 430A. The term "Registration Statement" shall include any registration statement filed by the Company pursuant to Rule 462(b) under the Act from and after the date and time of such filing. The term "Prospectus" means the prospectus as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the form of final prospectus included in the Registration Statement. All references in this Agreement to the Registration Statement, a preliminary prospectus or the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System.

         2. Agreements to Sell and Purchase. The Company hereby agrees to issue and sell the Company Shares to the Underwriters, and each Selling Shareholder, severally and not jointly, hereby agrees to sell to the Underwriters the number of Shareholder Shares set forth opposite such Selling Shareholder's name on Schedule II hereto. Each of the Underwriters, upon the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, agrees, severally and not jointly, to purchase from the Company and such Selling Shareholders at a price per share of $_____ (the "Purchase Price"), the respective number of Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the number of Firm Shares to be sold by the Company or by such Selling Shareholders as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule I bears to the total number of Firm Shares.

         On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, each Selling Shareholder, severally and not jointly, agrees to sell to the Underwriters the Option Shares held by such Selling Shareholders which the Underwriters have exercised their option to purchase and the Underwriters shall have the right to purchase, severally and not jointly, up to 480,000 Option Shares from the

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
   As Representatives of the
   several underwriters
November __, 1997
Page 3



Selling Shareholders at the Purchase Price. Each Selling Shareholder shall sell the number of Option Shares the Underwriters have exercised their option to purchase (subject to such adjustments to eliminate fractional shares as the Representatives may determine) up to the number of Option Shares set forth opposite the name of such Selling Shareholder on Schedule II. Option Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. The Underwriters may exercise their right to purchase Option Shares in whole or in part from time to time by giving written notice thereof to each of the Selling Shareholders within 30 days after the date of the Prospectus. The Representatives shall give any such notice on behalf of the Underwriters and such notice shall specify the aggregate number of Option Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be a business day (i) no earlier than the Closing Date (as hereinafter defined), (ii) no later than ten business days after such notice has been given, and (iii) unless otherwise agreed to by the Selling Shareholders, no earlier than two business days after such notice has been given. If any Option Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Selling Shareholders the number of Option Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) which bears the same proportion to the total number of Option Shares the Underwriters have exercised their option to purchase from the Selling Shareholders as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule I bears to the total number of Firm Shares.

         The Company and each of the Selling Shareholders hereby agree, severally and not jointly, prior to or concurrently with the execution of this Agreement, to execute and deliver an agreement (the "Lock-Up Agreement"), pursuant to which each such person agrees, not to offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of any Common Stock of the Company or any shares convertible into or exercisable or exchangeable for such Common Stock or in any other manner transfer all or a portion of the economic consequences associated with the ownership of any such Common Stock, except to the Underwriters pursuant to this Agreement, for a period of 180 days following the Effective Date (the "Lock-Up Period") without the prior written consent of Unterberg Harris. Notwithstanding the foregoing, during the Lock-Up Period the Company (i) may issue Common Stock and/or grant options to purchase Common Stock pursuant to the Company's existing stock option plans, and (ii) may issue and sell Common Stock in connection with acquisitions, provided, that in connection with any such acquisition, (A) the purchaser of such Common Stock is subject to a lock-up agreement with Unterberg Harris for 180 days from the date of issuance, and (B) the Company has delivered a written notice of such issuance or sale in connection with acquisitions to Unterberg Harris at least 15 days prior to such issuance or sale. The Company has further agreed that it will not file a registration

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
   As Representatives of the
   several underwriters
November __, 1997
Page 4



statement on Form S-8 under the Act until 90 days after the Effective Date. In addition, the Company agrees to use its best efforts to cause each of the directors, executive officers and shareholders of the Company listed on Annex I hereto to sign the Lock-Up Agreement.

         3. Terms of Public Offering. The Company and the Selling Shareholders are advised by you that the Underwriters propose (i) to make a public offering of their respective portions of the Shares as soon after the Effective Date as in your judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

         4. Delivery and Payment. Delivery to the Underwriters of and payment for the Firm Shares shall be made at 10:00 a.m., New York City time, on _______ 1997 (the "Closing Date"), unless otherwise permitted or required by the Commission pursuant to Rule 15c6-1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), at such place as you shall designate. Payment for the Firm Shares shall be made by wire transfer on the Closing Date in same day funds. The Closing Date and the location of delivery of and the form of payment for the Firm Shares may be varied by agreement among you, the Company and the Selling Shareholders.

         Delivery to the Underwriters of and payment for any Option Shares to be purchased by the Underwriters shall be made at such place as the Representatives shall designate at 10:00 a.m., New York City time, on the date specified in the applicable exercise notice given by the Representatives pursuant to Section 2 (the "Option Closing Date"). Payment for the Option Shares shall be made by wire transfer on the Option Closing Date in same day funds. The Option Closing Date and the location of delivery of and the form of payment for such Option Shares may be varied by agreement among the Representatives and the Selling Shareholders.

         Certificates for the Shares shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or the Option Closing Date, as the case may be. Such certificates shall be made available to you for inspection not later than 1:00 p.m., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be. Certificates in definitive form evidencing the Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, with any transfer taxes thereon duly paid by the respective Selling Shareholders, for the respective accounts of the several Underwriters, against payment of the Purchase Price therefor by certified or official bank checks payable in New York Clearing House next day funds to the order of the Company and the applicable Selling Shareholders.

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
   As Representatives of the
   several underwriters
November __, 1997
Page 5



         5.  Agreements of the Company.  The Company agrees with you that:

                 (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the date and time that this Agreement is executed (the "Execution Time"), to become effective. Prior to the termination of the offering of the Shares, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus without the prior consent of Unterberg Harris. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. In addition, if the Effective Date of the Registration Statement is prior to the Execution Time and an additional registration statement is necessary to register a portion of the Shares under the Act but the Effective Date thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 p.m., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by the Representatives. The Company will promptly advise the Representatives (i) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (ii) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b),
(iii) when, prior to termination of the offering of the Shares, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information,
(v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                 (b) If, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
   As Representatives of the
   several underwriters
November __, 1997
Page 6



under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the rules thereunder, the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance. Neither Unterberg Harris' consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 8 hereof.

                 (c) As soon as practicable, but not later than the "Availability Date" (as defined below), the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company which will satisfy the provisions of
Section 11(a) of the Act and Rule 158 under the Act. For purposes of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

                 (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, (i) signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, (ii) prior to 10:00 a.m., New York City time, on the Business Day next succeeding the date of this Agreement and from time to time so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay all expenses of printing or other production of the Registration Statement, the Preliminary Prospectus and the Prospectus.

                 (e) The Company will arrange for the qualification of the Shares for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Shares and will pay the fee of the National Association of Securities Dealers, Inc. ("NASD"), in connection with its review of the offering.

                 (f) The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Prospectus under "Use of Proceeds."

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
   As Representatives of the
   several underwriters
November __, 1997
Page 7



                 (g) For five years after the date of this Agreement, the Company will (i) mail as soon as reasonably practicable after the end of each fiscal year, to the record holders of its Common Stock, a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by independent certified public accountants, and (ii) mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

                 (h) For five years after the date of this Agreement, the Company will furnish to you upon request a copy of each report or other publicly available information of the Company mailed to the holders of Common Stock or filed with the Commission and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request.

                 (i) The Company will use its best efforts to list the shares and maintain the inclusion of the Common Stock on the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market (or on a national securities exchange) and to register the Common Stock under the Exchange Act in accordance with the Exchange Act rules and regulations.

                 (j) The Company will notify Unterberg Harris of any material adverse change affecting any of its representations, warranties, agreements or indemnifications herein at any time prior to payment to the Company for the Shares on the Closing Date or any Option Closing Date.

                 (k) The Company will use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date or the Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
   As Representatives of the
   several underwriters
November __, 1997
Page 8



         6. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

                 (a) Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any preliminary prospectus, the Registration Statement or the Prospectus or any part thereof, and no proceedings for a stop order suspending the effectiveness of the Registration Statement or any of the Company's shares have been instituted or are pending or, to the Company's knowledge, threatened. On the Effective Date, on the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), on the Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included or incorporated by reference in the Prospectus, did or will comply with all applicable provisions of the Act and the Rules and Regulations and will contain all statements required to be stated therein in accordance with the Act and the Rules and Regulations. On the Effective Date, the Closing Date and when any post-effective amendment to the Registration Statement becomes effective, neither the Registration Statement, the Prospectus or any such amendment or supplement, nor the Preliminary Prospectus, at the time thereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. The representations and warranties in this Section do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. The Company acknowledges that the statements set forth under the heading "Underwriting" in the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement.

                 (b)  The Company is, and each of the companies listed on
Schedule III comprising all of the Company's subsidiaries (collectively, "Subsidiaries") are each, and at the Closing Date will be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. The Company and its Subsidiaries each has, and at the Closing Date will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Company and its Subsidiaries each is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing in all jurisdictions in which the nature of the activities conducted by it or the

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
   As Representatives of the
   several underwriters
November __, 1997
Page 9



character of the assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified will not have a material adverse effect on the Company or the Subsidiary or the Company's or Subsidiary's business, properties, business prospects, condition (financial or otherwise) or results of operations. Neither the Company nor its Subsidiaries owns, and at the Closing Date will not own, directly or indirectly, any shares of stock or any other equity or long-term debt shares of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity. Complete and correct copies of the charter and bylaws of the Company and its Subsidiaries and all amendments thereto, have been delivered to the Representatives, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date.

                 (c) The Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus, under "Capitalization" and "Description of Capital Stock" and will have the adjusted capitalization set forth therein on the Closing Date, based upon the assumptions set forth therein, and the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue or sell any capital stock, rights, warrants, options, convertible shares or other shares or obligations, except for this Agreement and as described in the Prospectus. The Shares and all other shares issued or issuable by the Company conform or, when issued and paid for, will conform, in all material respects, to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding shares of the Company, including the Shareholder Shares and the Option Shares, have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto and are not subject to personal liability by reason of being such holders; and none of such shares was issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The Company Shares, upon issuance, will not be subject to any preemptive or other similar rights of any shareholders, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and will conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Company Shares has been duly and validly taken; and the certificates representing the Shares will be in due and proper form. Upon the issuance, delivery and payment pursuant to the terms hereof of the Company Shares, each of the Underwriters will acquire good and marketable title to such Company Shares free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction of any kind whatsoever.

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
   As Representatives of the
   several underwriters
November __, 1997
Page 10



                 (d) All of the outstanding shares of capital stock of, or other ownership interests in, each of the Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and are owned directly by the Company free and clear of any lien, charge, claim, encumbrance, security interest, defect or other restriction of any kind whatsoever.

                 (e) The financial statements, including the notes thereto, and supporting schedules included in the Registration Statement and the Prospectus present fairly the consolidated financial condition of the Company and its Subsidiaries as of the dates indicated and the results of operations and cash flows of the Company and its Subsidiaries for the periods specified, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus and did not include, at the time of filing or at the time of any subsequent amendment, any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The pro forma combined financial information of the Company and the Subsidiaries, and the related notes thereto included in the Registration Statement and the Prospectus have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the bases described therein and, in the opinion of the Company and the Subsidiaries, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. No other financial statements or schedules of the Company or its Subsidiaries are required by the Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus. Price Waterhouse LLP, who certified the financial statements and supporting schedules, are independent accountants as required by the Act and the Rules and Regulations.

                 (f) Since the respective dates as of which information is given in the Registration Statement and the Prospectus and up to and including the Closing Date, except as otherwise stated therein, (i) there has not been and will not be any change in the capitalization of the Company or its Subsidiaries, or in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or its Subsidiaries, arising for any reason whatsoever, (ii) the Company and its Subsidiaries each has not and will not incur any material liabilities or obligations, direct or contingent, and has not and will not enter into any material transactions other than pursuant to this Agreement and the transactions referred to herein and (iii) except as contemplated in the Registration Statement and the Prospectus, the Company has not and will not pay or declare any dividends or other distributions of any kind on any class of its capital stock.

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
   As Representatives of the
   several underwriters
November __, 1997
Page 11



                 (g) The Company and its Subsidiaries each (i) has paid, when due, all federal, state, and local taxes for which it is liable, including, but not limited to, withholding taxes and amounts payable under Chapters 21 through 24 of the Internal Revenue Code of 1986 as amended (the "Code"), and has furnished all information returns it is required to furnish pursuant to the Code, (ii) has established adequate reserves for such taxes which are not due and payable, and (iii) does not have any tax deficiency or claims outstanding, assessed, or to its knowledge, proposed against it.

                 (h) No transfer tax, stamp duty or other similar tax is payable by or on behalf of the Underwriters in connection with (i) the issuance by the Company of the Shares, (ii) the purchase by the Underwriters of the Shares, (iii) the consummation by the Company of any of its obligations under this Agreement, or (iv) resale of the Shares in connection with the distribution contemplated hereby.

                 (i) The Company and its Subsidiaries each maintains insurance of the types and in the amounts which the Company reasonably believes are adequate for their businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including but not limited to, workers' compensation insurance, insurance covering real and personal property owned or leased by the Company or the Subsidiary against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

                 (j) The Company is not (i) an "investment company" or a company "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, or (ii) a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof, within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                 (k) Except as set forth in the Prospectus, there is no action, suit or proceeding pending or threatened against or affecting the Company or its Subsidiaries, or any of their respective officers in their capacities as such, before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, which is required to be disclosed in the Registration Statement or which is reasonably expected to materially and adversely affect the Company or its Subsidiaries, or their respective businesses, properties, business prospects, conditions (financial or otherwise) or results of operations.

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
   As Representatives of the
   several underwriters
November __, 1997
Page 12



                 (l) No consent, approval, authorization or order of, or filing or declaration with, any court or governmental agency or body is required for or in connection with the sale of the Shares hereunder except such as have been obtained prior to the date hereof under the Act (or the Rules and Regulations under the Act) or the Exchange Act (or the Rules and Regulations under the Exchange Act), or as may be required under state securities or Blue Sky laws, Canadian securities laws or the bylaws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares to be sold by the Company.

                 (m) The Company has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with the terms hereof. The performance, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or its Subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the charter or bylaws of the Company or its Subsidiaries (as amended to date) or any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company or a Subsidiary is a party or by which the Company or a Subsidiary or any of their respective properties is bound or affected, or violate or conflict with any judgment, ruling, decree, franchise, license or permit of any court or other governmental agency or body or any order, statute, rule or regulation applicable to the business or properties of the Company or of any Subsidiary.

                 (n) The Company and its Subsidiaries each has good and marketable title to all properties and assets described in the Prospectus as owned by them, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material to the business of the Company or the Subsidiary. The Company and its Subsidiaries each has valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by it, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company or a Subsidiary.

                 (o) There is no document or contract required to be described in the Prospectus or Registration Statement or to be filed as an exhibit to the Registration Statement

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
   As Representatives of the
   several underwriters
November __, 1997
Page 13



which is not so described or filed. Each such contract to which the Company or one of its Subsidiaries is a party has been duly and validly authorized, executed and delivered by the Company and/or its Subsidiaries, is in full force and effect, constitutes a valid and binding agreement of each of the parties thereto, and is enforceable against each such party in accordance with its terms, assuming such agreements were duly and validly authorized, executed and delivered by the other parties thereto. No such contract has been assigned by the Company or one of its Subsidiaries, and the Company knows of no present condition or fact which would prevent compliance by the Company or its Subsidiaries or any other party thereto with the terms of any such contract in accordance with its terms. The Company or any of its Subsidiaries does not have any present intention to exercise any right that it may have to cancel any such contract or otherwise to terminate its rights and obligations thereunder, and does not have any knowledge that any other party thereto has any intention not to render full performance as contemplated by the terms thereof.

                 (p) The Company and its Subsidiaries each has generally enjoyed a satisfactory employer-employee relationship with its employees and is in compliance in all material respects with all applicable federal, state, local laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. There are no pending investigations of which the Company is aware involving the Company or any of its Subsidiaries, by the U.S. Department of Labor, or any other governmental agency responsible for the enforcement of such federal, state or local laws and regulations. There is no significant unfair labor practice charge or complaint against the Company or any of its Subsidiaries pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or, to the Company's knowledge, threatened against or involving the Company or any of its Subsidiaries, or any predecessor entity, and none has ever occurred. No representation question exists respecting the employees of the Company or any of its Subsidiaries, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company or any of its Subsidiaries. No labor dispute with the employees of the Company or any of its Subsidiaries exists, or, to the Company's knowledge, is imminent, and the Company is not aware of any existing or imminent labor disturbance by such employees or the employees of any of its suppliers.

                 (q) The Company and its Subsidiaries each owns or possesses the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and no proceeding involving any claim of infringement of or conflict with asserted rights of others with respect to any of the foregoing has

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
   As Representatives of the
   several underwriters
November __, 1997
Page 14



been instituted or is pending or, to the Company's knowledge, is threatened, or contemplated.

                 (r) The Company and its Subsidiaries each possesses such licenses, permits, consents, orders, approvals, certificates or authorizations issued by the appropriate federal, state or local regulatory agencies or bodies necessary to conduct the business now operated by each of them, and no proceeding relating to the revocation or modification of any such licenses, permits, consents, orders, certificates or authorizations has been instituted or is pending or, to the Company's knowledge, is threatened, or contemplated.

                 (s) Neither the Company nor any of its Subsidiaries is in violation of its charter or bylaws or in default (nor has an event occurred which with notice or lapse of time or both would constitute a default or acceleration) in the performance of any obligation, agreement or condition contained in any contract, indenture, mortgage, note, lease, or other agreement or instrument to which the Company or the Subsidiary is a party or by which it or its properties is bound or affected, and neither the Company nor any of its Subsidiaries is in violation of any judgment, ruling, decree, order, franchise, license or permit of any court or other governmental agency or body or any statute, rule or regulation applicable to the business or properties of the Company or the Subsidiary.

                 (t) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Representatives was or will be, when made, inaccurate, untrue or incorrect in any material respect.

                 (u) Neither the Company nor any of its directors, officers, or controlling persons has taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                 (v) Except as set forth herein, there are no claims, payments, issuances, arrangements or understandings to which the Company is a party, whether oral or written, for services in the nature of a finder's or origination fee with respect to the sale of the Shares hereunder or any other arrangements, agreements, understandings, payments or issuance with respect to the Company, or any of its officers, directors, shareholders, partners, employees or affiliates that may affect the Underwriters' compensation, as determined by the NASD.

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
   As Representatives of the
   several underwriters
November __, 1997
Page 15



                 (w) Neither the Company nor any of its Subsidiaries has, since its inception, (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

                 (x) There are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between the Company, and any officer, director, shareholder of the Company, or any affiliate or associate of any of the foregoing persons or entities required to be disclosed by Item 404 of Regulation S-K of the Rules and Regulations other than those which are described in the Prospectus.

                 (y) There are no persons with registration or other similar rights to have any shares registered pursuant to the Registration Statement or otherwise registered by the Company pursuant to the Act which are required to be disclosed in the Registration Statement, other than as disclosed therein.

                 (z) The Company and the Subsidiaries (i) are in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all authorizations required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such authorization.

                 (aa) The Company's Common Stock is listed for trading on the Nasdaq National Market under the symbol "LDMK," and the Company is not aware of any threatened or pending proceedings or action by the NASD to revoke or suspend such listing.

                 (bb) To the Company's knowledge (after due inquiry), the Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

         7. Representations and Warranties of the Selling Shareholders. Each Selling Shareholder, severally and not jointly, represents and warrants to each Underwriter that:

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
   As Representatives of the
   several underwriters
November __, 1997
Page 16



                 (a) Such Selling Shareholder has and will have on the Closing Date and the Option Closing Date, as the case may be, good and marketable title to the Shares to be sold by such Selling Shareholder hereunder, free and clear of any liens, encumbrances, equities and claims whatsoever. Such Selling Shareholder has full power, right and authority to sell, transfer and deliver the Shares to be sold by such Selling Shareholder, and upon sale and delivery of, and payment for, such Shares, as provided herein, such Selling Shareholder will convey good and marketable title to such Shares, free and clear of any liens, encumbrances, equities and claims whatsoever.

                 (b) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or which has constituted or which might reasonably be expected to, cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and has not sold any securities of the Company within the past three years which were not registered or exempt from registration under the Act.

                 (c) Such Selling Shareholder has reviewed and is familiar with the Registration Statement, and the preliminary prospectus contained therein, insofar as it relates to such Selling Shareholder (including, but not limited to, the information set forth in the Prospectus under "Principal and Selling Stockholders"), and to the knowledge of such Selling Shareholder without independent investigation, the preliminary prospectus contained therein does not, and will not on the Closing Date or the Option Closing Date, as the case may be, include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Firm Shares and the Option Shares, as the case may be, under this Agreement are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders contained herein as of the date of this Agreement, the Closing Date and the Option Closing Date, to the accuracy of the statements of the Company and the Selling Shareholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their respective obligations hereunder and to the satisfaction of each of the following conditions:

                 (a) The Registration Statement shall have become effective not later than 5:00 p.m. (and in the case of a registration statement, if any, filed under Rule 462(b) of the Act, not later than 10:00 p.m.) New York City time on the date of this Agreement; if filing

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
   As Representatives of the
   several underwriters
November __, 1997
Page 17



of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceedings for that purpose shall have been instituted or, to the Company's knowledge, threatened.

                 (b) The Representatives shall have received an opinion dated the Closing Date, and with respect to any Option Shares the Option Closing Date, satisfactory in form and substance to the Representatives, from Shaw Pittman Potts & Trowbridge, counsel for the Company and the Selling Shareholders, to the effect set forth in Exhibit A.

                 (c) The Representatives shall have received an opinion dated the Closing Date, and with respect to any Option Shares the Option Closing Date, from Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel for the Underwriters, which opinion shall be satisfactory in all respects to the Representatives, and the Company and each Selling Shareholder shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                 (d) Since the date of the most recent financial statements included in the Prospectus, there has been no material adverse change in the Company or the Subsidiaries or their respective businesses, properties, business prospects, conditions (financial or otherwise) or results of operations, except as set forth or contemplated in the Prospectus.

                 (e) The Company shall have furnished to the Representatives a certificate of the Company, signed by the President and the principal accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

                 (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date or the Option Closing Date, as the case may be, with the same effect as if made on the Closing Date or the Option Closing Date, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date or the Option Closing Date;

                 (ii) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
   As Representatives of the
   several underwriters
November __, 1997
Page 18



                 (iii) since the date of the most recent financial statements included in the Prospectus (inclusive of any supplement thereto), there has been no material adverse change in the conditions (financial or other), earnings, businesses or properties of the Company or any of its Subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                 (f) The Representatives shall have received a certificate from each of the Selling Shareholders, dated as of the Closing Date, to the effect that (i) the representations and warranties of such Selling Shareholder contained in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (ii) such Selling Shareholder has reviewed the Prospectus, and the information contained therein relating to such Selling Shareholder and the Selling Shareholder's Shares and such information does not contain any untrue statement or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading and (iii) in connection with the offering contemplated under this Agreement, such Selling Shareholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date.

                 (g) At the Execution Time and at the Closing Date or the Option Closing Date, as the case may be, Price Waterhouse LLP shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, with respect to the financial statements and certain financial information contained in the Registration Statement and Prospectus in form and substance satisfactory to the Representatives.

                 (h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change in the capital stock (other than pursuant to the exercise of stock options outstanding as of the respective dates of the Registration Statement and Prospectus) or any material change in the indebtedness of the Company or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Registration Statement

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
   As Representatives of the
   several underwriters
November __, 1997
Page 19



(exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

                 (i) The Shares to be sold by the Company on the Closing Date shall have been duly listed on The Nasdaq National Market subject to notice of issuance and shall have been registered under the Exchange Act in accordance with the Exchange Act rules and regulations. On or prior to the Execution Time, the NASD shall have approved the Underwriters' participation in the distribution of the Shares to be sold by the Selling Shareholders.

                 (j) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each officer and director of the Company and each shareholder whose name is listed in Annex I covering shares aggregating not less than ___ and options to purchase ___ shares.

                 (k) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

         If any of the conditions specified in this Section 8 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company and each Selling Shareholder in writing or by telephone or telegraph confirmed in writing.

         9. Reimbursement of Underwriters' Expenses. If the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 8 is not satisfied, because of any termination pursuant to Section 12 or because of any refusal, inability or failure on the part of the Company or any Selling Shareholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares. If the Company is required to make any payments to the Underwriters under this Section 9 because of any Selling Shareholder's refusal, inability or failure to satisfy any condition to the obligations of the Un-

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
   As Representatives of the
   several underwriters
November __, 1997
Page 20



derwriters set forth in Section 8, the Selling Shareholders, pro rata in proportion to the percentage of Shares to be sold by each, shall reimburse the Company on demand for all amounts so paid.

         10.      Indemnification and Contribution.

                 (a) The Company and the Selling Shareholders, severally and not jointly, agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any reasonable legal or other reasonable expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company and the Selling Shareholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein,
(ii) the Selling Shareholders will be liable in any such case only to the extent that such loss, claim, damage or liability arises out of or is based on written information provided by the Selling Shareholders for inclusion therein, and (iii) such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any director, officer, employee or agent of such Underwriter or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Shares that are the subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Shares to such person in any case where such delivery is required by the Act and such untrue statement or omission of a material fact contained in any Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as supplemented); provided further, that notwithstanding the foregoing, the liability of the Selling Shareholders under

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
   As Representatives of the
   several underwriters
November __, 1997
Page 21



this paragraph 10(a) shall be limited, with respect to each of them, to the proceeds received by each of them hereunder. This indemnity agreement will be in addition to any liability which the Company or the Selling Shareholders may otherwise have.

                 (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each Selling Shareholder, each of the Company's directors, and each of the Company's officers who signs the Registration Statement, and each person who controls the Company or the Selling Shareholders within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnification to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnification. The Company and each Selling Shareholder acknowledge that the statements set forth under the heading "Underwriting" in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus, and you, as the Representatives, confirm that such statements are correct.

                 (c)  Promptly after receipt by an indemnified party under this
Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the in-

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
   As Representatives of the
   several underwriters
November __, 1997
Page 22



demnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of the Underwriters, such firm shall be designated in writing by Unterberg Harris. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                 (d) In the event that the indemnification provided in paragraph (a) or (b) of this Section 10 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Selling Shareholders, severally and not jointly, and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including reasonable legal or other reasonable expenses incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, one or more of the Selling Shareholders and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and by the Underwriters on the other from the offering of the Shares; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Shares) be responsible for any amount in excess of the underwriting discount or commission applicable to the Shares purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
   As Representatives of the
   several underwriters
November __, 1997
Page 23



Selling Shareholders, severally and not jointly, and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Selling Shareholders shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company, the Selling Shareholders or the Underwriters. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act, and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d). The remedies provided for in this Section 10 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         The indemnification and contribution provisions contained in this
Section 10 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of any person controlling the Company, and (iii) acceptance of and payment for any of the Shares.

         11. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Shares agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
   As Representatives of the
   several underwriters
November __, 1997
Page 24



of Shares set forth opposite their names on Schedule I hereto bears to the aggregate amount of Shares set forth opposite the names of all the remaining Underwriters) the Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Shares set forth on Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Shares, and if such nondefaulting Underwriters do not purchase all the Shares, this Agreement will terminate without liability to any nondefaulting Underwriter, the Selling Shareholders or the Company. In the event of a default by any Underwriter as set forth in this Section 11, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Shareholders and any nondefaulting Underwriter for damages occasioned by its default hereunder.

         12. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Shares, if prior to such time
(a) trading in the Company's Common Stock shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on such Exchange or Market System, (b) a banking moratorium shall have been declared either by federal or New York State authorities; or (c) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Prospectus.

         13. Representations and Indemnifications to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of each Selling Shareholder and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Selling Shareholder or the Company or any of the officers, directors or controlling persons referred to in Section 10 hereof, and will survive delivery of and payment for the Shares. The provisions of Sections 9 and 10 hereof shall survive the termination or cancellation of this Agreement.

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
   As Representatives of the
   several underwriters
November __, 1997
Page 25



         14. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, in care of Unterberg Harris, 10 East 50th Street, 22nd Floor, New York, New York, 10022; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Landmark Systems Corporation, 8000 Towers Crescent Drive, Vienna, Virginia 22182 or if sent to the Selling Shareholders, will be mailed, delivered or telegraphed and confirmed to them at the addresses set forth on Schedule II and
Schedule III hereto.

         15. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and heirs and the officers, directors and controlling persons referred to in Section 10 hereof, and no other person will have any right or obligation hereunder.

         16. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

         This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
   As Representatives of the
   several underwriters
November __, 1997
Page 26



         Please confirm that the foregoing correctly sets forth the agreement among the Company, the Selling Shareholders and the several Underwriters.

                                           Very truly yours,

                                           LANDMARK SYSTEMS CORPORATION


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------



                                           ------------------------------------
                                           Patrick H. McGettigan



                                           ------------------------------------
                                           Jeffrey H. Bergman



                                           ------------------------------------
                                           Katherine K. Clark

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
     Acting severally on behalf of themselves and the several Underwriters named in Schedule I hereto

By:  UNTERBERG HARRIS

By:
   ------------------------------------------
Name:
     ----------------------------------------
Title:
      ---------------------------------------

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
   As Representatives of the
   several underwriters
November __, 1997
Page 27



                                   EXHIBIT A

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
   As Representatives of the
   several underwriters
November __, 1997
Page 28



                                   SCHEDULE I



                                                                             Number of Firm Shares
Underwriters                                                                 to be Purchased

Unterberg Harris...............................................
Wheat, First Securities, Inc...................................


                                           Total                                   3,200,000

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
   As Representatives of the
   several underwriters
November __, 1997
Page 29



                                  SCHEDULE II

                              Selling Shareholders


SHAREHOLDER SHARES:
------------------


                                                                             Number of Shareholder Shares
                                                                             to be Purchased
Name and Address                                                             by the Underwriters
----------------                                                             ---------------------

Patrick H. McGettigan                                                               650,000
[address]

Katherine K. Clark                                                                   50,000
[address]

Jeffrey H. Bergman                                                                  500,000
[address]
                                                                             ---------------------
                                            Total                                 1,200,000

OPTION SHARES:
-------------

                                                                             Number of Shareholder Shares
                                                                             to be Purchased
Name and Address                                                             by the Underwriters
----------------                                                             ---------------------

Patrick H. McGettigan                                                                xx
[address]

Katherine K. Clark                                                                   xx
[address]

Jeffrey H. Bergman                                                                   xx
[address]
                                                                             ---------------------
                                            Total                                    xx

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
   As Representatives of the
   several underwriters
November __, 1997
Page 30



                                  SCHEDULE III

                                  Subsidiaries


Landmark Systems International, Inc.

Landmark Systems Pacific Pty. Ltd.

Landmark Systems (EMEA) Limited

Landmark Systems (HK) Ltd.

Landmark Systems GmbH

Landmark Systems Benelux BV

UNTERBERG HARRIS
WHEAT FIRST BUTCHER SINGER
   As Representatives of the
   several underwriters
November __, 1997
Page 31



                                    ANNEX I

                               Required Lock-Ups